                                                                  EXHIBIT 25

                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.   20549

                   ______________________
                          FORM T-1

               STATEMENT OF ELIGIBILITY UNDER
       THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                DESIGNATED TO ACT AS TRUSTEE

       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
      OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)______
                  _______________________

                   BANKERS TRUST COMPANY
    (Exact name of trustee as specified in its charter)

     NEW YORK                                13-4941247
(Jurisdiction of incorporation           (I.R.S. Employer
if not a U.S. national bank)             identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                              10006
(Address of principal                         (Zip Code)
executive offices)

                     ------------------------

                DIGITAL EQUIPMENT CORPORATION
     (Exact name of obligor as specified in the charter)

     MASSACHUSETTS                           04-2226590
(State or other jurisdiction            (I.R.S. employer
of incorporation or organization)       identification no.)

146 MAIN STREET
MAYNARD, MASSACHUSETTS                      01754-25711
(Address of principal                        (Zip Code)
executive offices)

     ____________________________________________
             SUBORDINATED DEBT SECURITIES

          (Title of the indenture securities)

ITEM  1.  GENERAL INFORMATION.
          Furnish the following information as to the trustee.

          (a)  Name and address of each examining or
               supervising authority to which it is subject.
          NAME                               ADDRESS
          ----                               -------
          Federal Reserve Bank (2nd District)      New York, N.Y.
          Federal Deposit Insurance Corporation    Washington,D.C.
          New York State Banking Department        Albany, N.Y.

          (b)  Whether it is authorized to exercise
               corporate trust powers.

               Yes.

ITEM  2.  AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

ITEMS  3. - 15.

          Not Applicable.

ITEM 16.  LIST OF EXHIBITS.

          EXHIBIT 1 -    Restated Organization Certificate of Bankers Trust
          Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 23, 1992 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-48267.

          EXHIBIT 2 - Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          EXHIBIT 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

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                                      -3-



         EXHIBIT 4 -    Existing By-Laws of Bankers Trust Company, dated
                        as amended on January 21, 1992. - Incorporated herein by reference to Exhibit 4 filed with Form T-1
                        Statement, Registration No. 33-48267.

         EXHIBIT 5 -    Not applicable.

         EXHIBIT 6 -    Consent of Bankers Trust Company required by
                        Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1
                        Statement, Registration No. 22-18864.

         EXHIBIT 7 -    A copy of the latest report of condition of Bankers
                        Trust Company dated as of September 30, 1993 - (Copy attached).

         EXHIBIT 8 -    Not Applicable

         EXHIBIT 9 -    Not Applicable
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                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of January 1994.



                                        BANKERS TRUST COMPANY



                                        By:Susan Johnson
                                           --------------------
                                        Susan Johnson
                                        Assistant Vice President

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


- --- Schedule RC, Balance Sheet ---------------------------------------
ASSETS
RCFD0081             Cash and balances due, noninterest-bearing balances & currency & coin     1,750,000
RCFD0071             Cash and balances due, interest-bearing balances                          2,595,000
RCFD0390             Securities                                                                4,514,000
RCFD0276             Federal funds sold                                                        1,901,000
RCFD0277             Securities purchased under agreements to resell                             366,000
RCFD2122             Loans and leases, net of unearned income                    16,851,000
RCFD3123             Less: allowance for loan and lease losses                    1,412,000
RCFD3128             Less: allocated transfer risk reserve                                0
RCFD2125             Loans and leases, net of unearned income, allowance, and reserve         15,439,000
RCFD2146             Assets held in trading accounts                                          30,848,000
RCFD2145             Premises and fixed assets (including capitalized leases)                    684,000
RCFD2150             Other real estate owned                                                     269,000
RCFD2130             Investments in unconsolidated subsidiaries and associated companies         158,000
RCFD2155             Customers' liability to this bank on acceptances outstanding                522,000
RCFD2143             Intangible assets                                                            11,000
RCFD2160             Other assets                                                              8,516,000
RCFD2170             Total assets                                                             67,573,000

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

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
Schedule RC -- Continued
RCON2200             Deposits in domestic offices                                              8,459,000
RCON6631             Noninterest-bearing deposits, domestic                         2,923,000
RCON6636             Interest-bearing deposits, domestic                            5,536,000
RCFN2200             Deposits in foreign offices, Edge & Agreement subsidiaries, and IBFs     14,096,000
RCFN6631             Noninterest-bearing deposits, foreign                            645,000
RCFN6636             Interest-bearing deposits, foreign                            13,451,000
RCFD0278             Federal funds purchased                                                  10,461,000
RCFD0279             Securities sold under agreements to repurchase                              440,000
RCON2840             Demand notes issued to the U.S. Treasury                                          0
RCFD2850             Other borrowed money                                                     14,625,000
RCFD2910             Mortgage indebtedness and obligations under capitalized leases                6,000
RCFD2920             Bank's liability on acceptances executed and outstanding                    522,000
RCFD3200             Subordinated notes and debentures                                         1,277,000
RCFD2930             Other liabilities                                                        13,985,000
RCFD2948             Total liabilities                                                        63,871,000
RCFD3282             Limited-life preferred stock and related surplus                                  0
RCFD3838             Perpetual preferred stock and related surplus                               250,000
RCFD3230             Common stock                                                                702,000
RCFD3839             Surplus (exclude all surplus related to preferred stock)                    498,000
RCFD3632             Undivided profits and capital reserves                                    2,566,000
RCFD0297             Less: Net unrealized loss on marketable equity securities                         0
RCFD3284             Cumulative foreign currency translation adjustments                        -314,000
RCFD3210             Total equity capital                                                      3,702,000
RCFD3300             Total liabilities, limited-life preferred stock, and equity capital      67,573,000

Memorandum
To be reported only with the March Report of Condition.
 1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by independent external auditors as of any date during 1992                     RCFD 6724 N/A

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank seperately)
3 = Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Director's examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work
_____________
(1) includes total demand deposits and noninterest-bearing time and savings deposits.

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